May 2, 2016

Huber Capital Diversified Large Cap Value Fund
(the “Fund”)

A series of Advisors Series Trust
(the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2016

Effective April 1, 2016, the Fund’s shareholder servicing plan fees for the Investor Class and Institutional Class are each reduced to 0.15%.  In addition, the expense limitation agreement between the Trust, on behalf of the Fund, and Huber Capital Management, LLC for Investor Class shares is revised as reflected below.

•	The Fees and Expenses table on page 1 of the Summary Prospectus and page 11 of the Prospectus is deleted and replaced with the following:

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%[1]
Other Expenses (includes Shareholder Servicing Plan Fee)	3.00%	2.84%
Shareholder Servicing Plan Fee	0.15%	0.00%[1]
Total Annual Fund Operating Expenses	4.00%	3.59%
Less: Fee Waiver[2]	-2.85%	-2.84%
Total Annual Fund Operating Expenses After Fee Waiver	1.15%	0.75%
[1]
The Diversified Large Cap Value Fund’s “Distribution and Service (“Rule 12b-1”) Fees” may accrue up to 0.25% of average daily net assets and the Diversified Large Cap Value Fund’s “Shareholder Servicing Plan Fee” may accrue up to 0.15% of average daily net assets of the Institutional Class shares; however, the accrual of each fee is currently set at 0.00% through at least April 1, 2017, and any accrual increase must first be approved by the Trust’s Board of Trustees (the “Board”).

[2]
Huber Capital Management, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Equity Income Fund to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 1.15% of the average daily net assets of the Investor Class and 0.75% of the average daily net assets of the Institutional Class (the “Expense Caps”).  The Expense Caps will remain in effect through at least April 1, 2017, and may be terminated only by the Trust’s Board.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

•	The Fund’s Expense Example table on page 1 of the Summary Prospectus and page 11 of the Prospectus is deleted and replaced with the following:

May 2, 2016

	1 Year	3 Years	5 Years	10 Years
Investor Class	$117	$956	$1,812	$4,028
Institutional Class	$77	$836	$1,616	$3,666

•
The “Fund Expenses” sub-section of the “Management of the Funds” section on page 26 of the Prospectus is revised to indicate that the expense limitation agreement for the Fund will be 1.15% for Investor Class shares and 0.75% for Institutional Class shares through at least April 1, 2017.

•	The second and third paragraphs under the “Description of Classes” section on page 28 of the Prospectus are revised as follows:

“Investor Class shares are charged a 0.25% Rule 12b-1 distribution and service fee and a 0.15% shareholder servicing plan fee.  Investor Class shares do not have a front-end sales charge or contingent deferred sales charge (“CDSC”), except that a charge of 1.00% applies to redemptions on shares held for 60 days or less.”

“Institutional Class shares may be charged a 0.25% Rule 12b-1 distribution and service fee and a 0.15% shareholder servicing plan fee; however, the accrual for each fee is currently set at 0.00% through at least April 1, 2017, and any accrual increase must first be approved by the Board…”

•	The second sentence of the “Shareholder Servicing Plan” sub-section of the “Distribution of Fund Shares” section on page 39 of the Prospectus is revised as follows:

“The Funds pay the Adviser, who in turn may pay authorized agents, up to 0.15% of the average daily net assets of each share class of each Fund attributable to their shareholders…”

•
The reference to the operating expense limitation agreement for the Fund in the third paragraph under the “The Adviser” section on page 32 of the SAI is revised to reflect the term of the expense limitation agreement for the Fund being in place through at least April 1, 2017, and the accompanying table is revised to show an expense limitation of 1.15% for Investor Class shares and 0.75% for Institutional Class shares.

•	The second paragraph under the “Shareholder Servicing Plan” sub-section of the “Distribution” section on page 35 of the SAI is revised as follows:

May 2, 2016

“As compensation for the provision of shareholder services, the Funds will then pay the Adviser a monthly fee at an annual rate of 0.15% of each Fund’s average daily net assets except for the Institutional Class shares of the Mid Cap Value Fund which have a shareholder servicing plan fee of 0.10%.  The Adviser will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Participating Organization”) out of the fees the Adviser receives from the Funds under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for the Funds’ shares owned by its customers.  The Servicing Plan fee accrual payable for Institutional Class shares for each Fund is currently set at 0.00% through at least April 1, 2017, and any increase to the accrual rate must first be approved by the Board except for the Mid Cap Value Fund’s Institutional Class shares for which the accrual is 0.10%.”

•	Additionally, on page 35 of the Prospectus in the "Other Redemption Information" section, the last two sentences of the first paragraph are deleted.